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                                                            Exhibit No. 10-8
                                   EXHIBIT D

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of the 31st day of December, 1998, by and between INTEGRATED HEALTH OPTIONS, LLC, a Michigan limited liability company ("Guarantor"), and MHM EXTENDED CARE SERVICES, INC., a Delaware corporation ("Seller").

                                    RECITALS

         A. Guarantor's affiliate, BHG of Pennsylvania, LLC, a Pennsylvania limited liability company ("Buyer") has entered into an Asset Acquisition Agreement with Seller dated December22, 1998 (the "Asset Acquisition Agreement") pursuant to which Buyer is acquiring certain assets from Seller. Any capitalized terms used in this Security Agreement and not otherwise defined have the meanings ascribed to them in the Asset Acquisition Agreement.

         B. To induce Seller to enter into and consummate the transactions contemplated by the Asset Acquisition Agreement, Guarantor and two affiliates of Guarantor have agreed to enter into the Guaranty Agreement and Guarantor has agreed to collateralize the performance of the Buyer's Obligations, as defined in SECTION 3 of the Guaranty Agreement, pursuant to this Security Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

         1.      Creation of Security Interest.

                 (a) Guarantor hereby grants to Seller a valid, binding and enforceable security interest in and to Guarantor's rights, including all proceeds with respect thereto, under the two contracts attached as EXHIBIT A, to this Security Agreement (the "Collateral"):

                 (b) Guarantor hereby grants and assigns to Seller a continuing security interest in and to the Collateral for the purpose of securing performance of the Guaranty Agreement. Guarantor hereby agrees that it shall not, without the prior written consent of Seller, enter into any agreement, incur any debt, take any action or fail to take any action which will result in the creation of a security interest in the Collateral which is senior to the security interest granted to Seller hereunder.





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       2.      Covenants of Guarantor. Guarantor hereby covenants that:

               (a) Guarantor will not permit any default on the part of Guarantor to occur under the contracts constituting the Collateral; and

               (b) Guarantor shall furnish promptly to Seller such information concerning the Collateral as Seller from time to time may reasonably request.

       3. Perfection of Security Interest. Guarantor agrees, at the request of Seller:

               (a) To execute from time to time one or more financing statements pursuant to the Uniform Commercial Code of the State of Illinois (the "UCC"), in a form satisfactory to Seller, to perfect Seller's security interest in and to the Collateral to the extent that such security interest may be perfected by such a filing under the UCC;

               (b) To execute and deliver such further documents and instruments as may be required, in addition to, or in lieu of, filings under the UCC, to perfect Seller's interest in the Collateral; and

               (c) To do such further acts and things as Seller may at any time, and from time to time, reasonably request in writing to effect the purpose of this Security Agreement.

       4. Preservation of Collateral by the Seller. Should Guarantor fail or refuse to perform or take any other action which Guarantor is obligated hereunder to take or do at the time or in the manner herein provided, then Seller, at Seller's reasonable discretion, and upon reasonable prior notice to Guarantor but without releasing Guarantor from any obligation may take or do the same in such manner and to such extent as Seller may deem necessary to protect Seller's security interest in, and/or the value of, the Collateral.

       5.      Default and Remedies.

               (a) The failure of Guarantor to perform or observe any material terms or conditions of this Security Agreement and the continuation of such failure for a period of 10 days after notice thereof, shall constitute an "Event of Default" hereunder. Upon the occurrence of an Event of Default, Seller may at any time, at its election, with notice as provided herein, and to the extent permitted by this Agreement:

                        (i) Make such payments and do such acts as Seller may deem necessary to protect Seller's security interest in the Collateral, including but not limited to, performing any obligations of Guarantor under the contracts constituting the Collateral, and, in exercising any such powers or authority, pay all expenses incurred in connection therewith;





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                 (ii)     Notify the other party to any contract constituting
          the Collateral to make any payment due thereunder directly to Seller and/or require Guarantor to deliver any such payments to Seller, or an agent or representative designated by Seller; and

                 (iii) Exercise any remedies available to Seller under the UCC available under any other applicable law.

          (b) Seller shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Seller from pursuing any further remedy which it may have pursuant to the terms of this Security Agreement or the Guaranty Agreement.

       6. Termination of Security Interest. This Agreement shall terminate upon performance in full of Buyer's Obligations and termination of the Guaranty Agreement.

       7. Notices. All notices, demands and other communications given hereunder shall be given as provided in the Asset Acquisition Agreement.

       8. Waiver. Seller's failure to require strict performance by Guarantor of any provision of this Security Agreement shall not waive, affect or diminish any right of Seller thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder.

       9. Governing Law. This Security Agreement shall be governed by the internal laws of the State of Delaware (without regard to the principles thereof respecting the conflict of laws), which laws shall, without limitation, govern the enforceability, validity and interpretation of this Security Agreement.

       10. Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Security Agreement.

       11. Assignment. This Security Agreement may not be assigned without the prior written consent of the other party hereto.

       12. Successor and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of Seller and Seller's successors and assigns and shall be binding upon Guarantor and Guarantor's successors and assigns.

       13. Headings and Terminology. The headings in this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or

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any provision hereof. As used in this Security Agreement, the singular shall include the plural, and the plural shall include the singular, as the context requires.

         14. Amendment. This Security Agreement can be modified or rescinded only by writing expressly referring to this Security Agreement and signed by the parties.

         15. Multiple Counterparts. This Security Agreement may be executed in two counterparts, which taken together shall constitute one and same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first above written.

                                        GUARANTOR:


                                        INTEGRATED HEALTH OPTIONS, LLC

                                        By:
                                            ----------------------------------
                                        Its: Manager
                                        Printed Name: Frank M. Rosenbaum


                                        SELLER:

                                        MHM EXTENDED CARE SERVICES, INC.

                                        By: /s/ STEVEN H. WHEELER
                                            ----------------------------------

                                        Printed Name:  Steven H. Wheeler
                                                     -------------------------
                                        Its: Executive Vice President
                                             --------------------------------




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